8. Share Based Payments	6 Months Ended
Jun. 30, 2019
Share Based Payments
Share Based Payments

8.     Share-based payments

In 2014, an equity-settled share-based payment program was established by Affimed N.V. (“ESOP 2014”).  Under this program, the Company granted awards to certain members of the Management Board, the Supervisory Board, non-employee consultants and employees.

Share based payments with service condition

The majority of the awards vest in instalments over three years and can be exercised up to 10 years after the grant date. The Group granted 1,081,250 and 1,578,053 awards in the three and six months ended June 30, 2019 to employees, the Management Board and the Supervisory Board. In the three and six months ended June 30, 2019, 4,164 ESOP 2014 awards were cancelled or forfeited due to termination of employment, and 10,107 options were exercised. As of June 30, 2019, 7.5 million awards (December 31, 2018: 5.9 million) ESOP 2014 options were outstanding, and 4.0 million awards (December 31, 2018: 2.8 million awards) had vested. The options outstanding as of June 30, 2019 had an exercise price in the range of $1.30 to $13.47.

Share based payments with market condition

On April 20, 2018, Affimed issued 240,000 options, of which each grant consists of three tranches that vest when the volume-weighted average share price (measured based on Affimed closing share prices over the preceding fifteen trading days) reaches a certain hurdle ($6.15,  $8.20 and $10.25). Fair value of the awards at grant date amounts to €133 ($164 thousand) and the contractual life time of the options is two years. As of June 30, 2019, no options were exercisable.

Share based payment expense

In the three and six months ended June 30, 2019, compensation expense of €566 and €1,167 was recognized affecting research and development expenses (€231 and €500)  and general and administrative expenses (€335 and €667). In the three and six months ended June 30, 2018, compensation expense of €567 and €937 was recognized affecting research and development expenses (€237 and €396)  and general and administrative expenses (€330 and €541).

Fair value measurement

The fair value of options was determined using the Black-Scholes valuation model. The significant inputs into the valuation model of share-based payment grants with service conditions are as follows (weighted average):

	June 30, 2019	June 30, 2018

Fair value at grant date	$2.11	$1.12
Share price at grant date	$3.04	$1.83
Exercise price	$3.04	$1.83
Expected volatility	82%	71%
Expected life	5.83	5.67
Expected dividends	—	—
Risk-free interest rate	2.14%	0.11%

Expected volatility is estimated based on the observed daily share price returns of a peer group measured over a historic period equal to the expected life of the awards.

The risk-free interest rates are based on the yield to maturity of U.S. Treasury strips and German sovereign strips respectively (as best available indication for risk-free rates), for a term equal to the expected life, as measured as of the Grant Date.